UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     November 30, 2023 (November 28, 2023)

LAS VEGAS SANDS CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction

of incorporation)

001-32373	27-0099920
(Commission File Number)	(IRS Employer Identification No.)

5420 S. Durango Dr. Las Vegas, Nevada	89113
(Address of principal executive offices)	(Zip Code)

(702) 923-9000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (P30.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Other Events.

On November 28, 2023, Las Vegas Sands Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Dr. Miriam Adelson and the Miriam Adelson Trust (the “Selling Stockholders”), and Goldman Sachs & Co. LLC and BofA Securities, Inc., as representatives (the “Representatives”) of the several underwriters named in Schedule I thereto (the “Underwriters”), relating to the sale by the Selling Stockholders of 46,264,168 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $44.00 per share (the “Offering”). In addition, concurrently with the closing of the Offering, the Company has agreed to repurchase 5,783,021 shares of its Common Stock from the Underwriters at a price per share equal to the public offering price, less underwriting discounts and commissions.

In connection with the Offering, the Selling Stockholders and certain related trusts entered into lock-up agreements for a period of 365 days from the pricing date of the Offering, during which time they will be restricted from engaging in certain transactions with respect to shares of the Common Stock.

The Offering was made pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-275303) that became effective under the Securities Act of 1933, as amended, when filed with the Securities and Exchange Commission on November 3, 2023, and a related prospectus supplement dated November 28, 2023.

The Offering is expected to close on December 1, 2023. The Company did not sell any securities in the Offering and will not receive any proceeds from the sale of the shares offered by the Selling Stockholders.

The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company, the Selling Stockholders and the Underwriters, as well as termination and other customary provisions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The legality opinion of D. Zachary Hudson, Executive Vice President, Global General Counsel and Secretary of the Company, issued in connection with the Offering, is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated November 28, 2023, among Las Vegas Sands Corp., the Selling Stockholders, Goldman Sachs & Co. LLC and BofA Securities, Inc.

5.1	Opinion of D. Zachary Hudson, Executive Vice President, Global General Counsel and Secretary to the Company.

23.1	Consent of D. Zachary Hudson, Executive Vice President, Global General Counsel and Secretary to the Company (included in Exhibit 5.1).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS SANDS CORP.

Dated: November 30, 2023	By:	/s/ D. Zachary Hudson
D. Zachary Hudson
Executive Vice President, Global General Counsel and Secretary

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